Exhibit 99.1

WEIL, GOTSHAL & MANGES LLP
767 Fifth Avenue
New York, New York 10153
Telephone: (212) 310-8000
Facsimile: (212) 310-8007

Attorneys for Debtors and
Debtors in Possession

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

x
:
In re	: Chapter 11 Case No.
:
LEHMAN BROTHERS HOLDINGS INC., et al.,	: 08-13555 (JMP)
:
Debtors.	: (Jointly Administered)
:
x

NOTICE OF EFFECTIVE DATE AND
DISTRIBUTION DATE IN CONNECTION WITH THE
MODIFIED THIRD AMENDED JOINT CHAPTER 11 PLAN OF
LEHMAN BROTHERS HOLDINGS INC. AND ITS AFFILIATED DEBTORS

PLEASE TAKE NOTICE that all conditions precedent to the Effective Date1 of the Modified Third Amended Joint Chapter 11 Plan of Lehman Brothers Holdings Inc. and Its Affiliated Debtors, dated December 5, 2011 [ECF No. 22973], have been satisfied, and the Effective Date was declared for each of the Debtors on March 6, 2012 at 12:01 a.m.

PLEASE TAKE FURTHER NOTICE that in accordance with sections 1.48 and 8.3 of the Plan, the initial Distribution Date shall be, and Distributions under the Plan shall commence on, April 17, 2012.

PLEASE TAKE FURTHER NOTICE that pursuant to section 8.11 of the Plan, for purposes of the initial Distribution Date, the Debtors and the Plan Administrator will not recognize any transfer of Claims recorded on the claims register after March 18, 2012.

PLEASE TAKE FURTHER NOTICE that the Debtors will not make any Distribution to a holder of an Allowed Claim unless such Claim holder submits, on or before March 23, 2012, both the appropriate (i) Internal Revenue Service tax form (“Tax Form”) and (ii) certification pertaining to Office of Foreign Assets Control compliance (“OFAC Certification”).  For further information concerning the Tax Form and OFAC Certification,

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1 Unless otherwise defined in this Notice, capitalized terms used herein shall have the meanings ascribed to them in the Plan.

please review the Notice to Holders of Allowed Claims Regarding Plan Distributions, dated February 15, 2012 [ECF No. 25392].

PLEASE TAKE FURTHER NOTICE that copies of the Confirmation Order, the Plan, the Plan Supplement, and related documents are available for inspection during regular business hours in the office of the Clerk of the Bankruptcy Court, Alexander Hamilton Custom House, One Bowling Green, New York, New York 10004.  Copies of the Confirmation Order, the Plan, the Plan Supplement, and related documents are also available for registered users of the Bankruptcy Court’s filing system by accessing the Bankruptcy Court’s website (www.nysb.uscourts.gov) and for all parties at www.lehman-docket.com.

Dated:	March 6, 2012
New York, New York

/s/ Lori R. Fife
Lori R. Fife

WEIL, GOTSHAL & MANGES LLP
767 Fifth Avenue
New York, New York 10153
Telephone: (212) 310-8000
Facsimile: (212) 310-8007

Attorneys for Debtors
and Debtors in Possession

2